UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

date of Report (Date of earliest event reported) NOVEMBER 5, 2024:
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MRC Global inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-35479 (Commission File Number)	20-5956993 (I.R.S. Employer Identification Number)
1301 McKinney Street, Suite 2300 Houston, Texas 77010 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On November 5, 2024, MRC Global Inc. (“MRC Global” or the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers

Robert L. Wood informed the board of directors (the "Board") of MRC Global Inc. (the "Company") that he was considering retirement form the Board. On November 3, 2024, the Board elected director Deborah G. Adams as the new Chairman of the Board, effective upon Mr. Wood's retirement. On November 4, 2024, Mr. Wood notified the Board that he was retiring, effective immediately for personal reasons and not because of any disagreement relating to the Company's operations, policies or practices.

Item 7.01	Regulation FD Disclosure

Robert L. Wood Retirement

On November 5, 2024, the Company issued a press release announcing Mr. Wood's retirement as Chairman and Ms. Adams' election as Board Chair. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Earnings Presentation

On November 5, 2024, MRC Global announced its financial results for the three and nine months ended September 30, 2024. In conjunction with this release, the Company issued a presentation summarizing the highlights of the financial results (the “Earnings Presentation”). A copy of the Earnings Presentation is furnished as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

The information contained in the Earnings Presentation is summary information that should be considered in the context of MRC Global’s filings with the Securities and Exchange Commission and other public announcements that MRC Global may make by press release or otherwise from time to time. The Earnings Presentation speaks as of the date of this Current Report on Form 8-K. While MRC Global may elect to update the Earnings Presentation in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, MRC Global specifically disclaims any obligation to do so. The Earnings Presentation will also be posted in the Investors section of MRC Global’s website, http://www.mrcglobal.com.

The information referenced under Item 7.01 (including Exhibit 99.3 referenced under Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information set forth in this Current Report on Form 8-K (including Exhibit 99.3 referenced under Item 9.01 below) shall not be incorporated by reference into any registration statement, report or other document filed by MRC Global pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of MRC Global Inc. dated November 5, 2024

99.2	Press release, dated November 5, 2024, announcing the retirement of Mr. Wood as Chairman and the election of Ms. Adams as Board Chair.

99.3	Earnings presentation of MRC Global Inc. dated November 5, 2024

104	Cover Page Interactive Data File – The cover page XBRL tags from this Current Report on Form 8-K are imbedded within the Inline XBRL document

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated November 5, 2024
99.2	Press release, dated November 5, 2024, announcing the retirement of Mr. Wood as Chairman and the election of Ms. Adams as Board Chair.
99.3	Earnings Presentation dated November 5, 2024
104	Cover Page Interactive Data File – The cover page XBRL tags from this Current Report on Form 8-K are imbedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2024

MRC GLOBAL Inc.

By:	/s/ Kelly Youngblood
Kelly Youngblood
Executive Vice President and Chief Financial Officer